--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                January 31, 1996




Dear Shareholder,




    Since the inception of The BlackRock 2001 Term Trust Inc. in 1992, the market for investments in fixed income securities has witnessed an unprecedented amount of interest rate volatility, which has changed the landscape for fixed income investors. 1995 was a great year for investments in the bond market following the disappointments of 1994, as yields declined and the value of fixed income securities increased dramatically.


    Looking forward, we maintain a positive outlook for the market's performance in 1996. The economy currently appears to be growing at a steady rate and inflation appears to be under control. Market participants are beginning to agree that the Federal Reserve has achieved the "soft landing" that they set out to accomplish through a series of interest rate increases last year, and are optimistic for a further ease in the Fed's monetary policy should a budget accord emphasizing fiscal restraint be reached in Washington.


    BlackRock Financial Management, Inc. is completing its first year as part of PNC Bank Corporation, becoming an essential part of PNC's Asset Management Group by taking a leadership role in their fixed income management operations. We have witnessed consistent growth of our assets under management, which now stand at approximately $34 billion, as both retail and institutional fixed income investors continue to recognize the value of our risk management capabilities and long term investment philosophy.


    We look forward to maintaining your respect and confidence and to serving your financial needs in the coming year.


Sincerely,


Laurence D. Fink                          Ralph L. Schlosstein
Chairman                                  President

                                                               January 31, 1996
Dear Shareholder:

    We are pleased to present the semi-annual report for The BlackRock 2001 Term Trust Inc. (NYSE symbol: "BLK") for the period ended December 31, 1995. The past year has been an exciting and challenging time to be participating in the fixed income markets, and we would like to take this opportunity to review the Trust's strong performance from both a stock price and net asset value (NAV) perspective, as well as to discuss the opportunities available to the Trust in the current lower interest rate environment.

    The Trust is a diversified, closed-end bond fund whose investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about June 30, 2001, while providing high current income. The Trust seeks to meet this objective through investments in a broad array of fixed income products including agency mortgage-backed securities (Fannie Mae, Freddie Mac or Ginnie Mae), U.S. Treasury and agency securities, asset-backed securities and investment grade corporate debt securities.

    The table below summarizes the performance of the Trust's stock price and net asset value (the market value of its portfolio holdings per share) over the six months:


                          ------------------------------------------------------
                            12/31/95    6/30/95    Change     High       Low
--------------------------------------------------------------------------------
Stock Price                   $7.625     $7.50      1.67%    $8.250     $7.125
--------------------------------------------------------------------------------
Net Asset Value (NAV)         $9.04      $8.72      3.67%    $9.04      $8.03
--------------------------------------------------------------------------------
Premium/(Discount) to NAV    (15.65%)   (13.99%)   (1.66%)  (16.36%)   (16.67%)
--------------------------------------------------------------------------------

The Fixed Income Markets

    The dramatic rally in the fixed income markets, which caused interest rates to fall and prices of fixed income securities to rise since late 1994 has changed the market landscape for fixed income investors. A deceleration in economic growth from the torrid pace of 1994 as well as continued signs of subdued inflation led to a substantial decrease in interest rates across the Treasury yield curve. At the end of December, the yield of the Treasury 30-year bond fell below 6.00% for the first time since October 1993, closing the year at 5.95%, while the yield of the 5-year Treasury fell approximately 2.50% to end 1995 at 5.37%.

    The Federal Reserve reversed its policy of "tight" monetary control for the first time in almost two years by lowering the Fed funds target rate by 25 basis points (0.25%) on July 7, in response to economic reports expressing moderate but sustainable economic growth in the first half of the year. During July and early August, the bond market rally temporarily halted as stronger economic data dampened expectations for a follow-up reduction in short-term rates. However, as the fourth quarter began, the economy again showed signs of sluggish growth and interest rates returned to their 1995 lows in anticipation of another

Fed ease by year end. Indeed, the Fed made two quarter-point reductions in the Fed funds rate on December 19 and January 31. These reductions could make the Trust's use of leverage more profitable, as the Treasury yield curve is expected to steepen, resulting in a wider differential (or "spread") between the Trust's borrowing costs and the rates at which the Trust can invest the borrowed funds.

    Market participants remain attentive to the politically-charged debate surrounding Federal budget proposals. Congressional and White House leaders have been unable to fashion a credible 7-year balanced budget agreement, and appear resigned to let the debate linger as we move into the election year. As such, fixed income investors are concerned about a potential credit downgrade or technical default on certain U.S. Treasury issues should policy-makers be unable to reach an agreement on extending the Federal debt-ceiling until a budget accord is struck later in the year.

    BlackRock Financial Management is attuned to these continuing political issues, but we remain positive on the fixed income markets in early 1996 as moderate economic and inflationary data have set the stage for continued strong performance for fixed income securities.


The Trust's Portfolio and Investment Strategy

    BlackRock has been actively managing the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The chart below illustrates the Trust's portfolio compositions as of December 31, 1995 and June 30, 1995.

--------------------------------------------------------------------------------
                       The BlackRock 2001 Term Trust Inc.
--------------------------------------------------------------------------------
     Composition                                December 31, 1995 June 30, 1995
--------------------------------------------------------------------------------
     Mortgage Pass-Throughs                             30%            33%
--------------------------------------------------------------------------------
     Taxable Zero Coupon Bonds                          22%            23%
--------------------------------------------------------------------------------
     Agency Multiple Class Mortgage Pass-Throughs       11%            15%
--------------------------------------------------------------------------------
     Adjustable Rate Mortgages                           9%             8%
--------------------------------------------------------------------------------
     Stripped Mortgage-Backed Securities                 8%             4%
--------------------------------------------------------------------------------
     Corporate Bonds                                     8%             2%
--------------------------------------------------------------------------------
     U.S. Treasury Securities                            7%            10%
--------------------------------------------------------------------------------
     Commercial Mortgage-Backed Securities               1%             2%
--------------------------------------------------------------------------------
     Non-Agency Multiple Class Mortgage Pass-Throughs    1%             1%
--------------------------------------------------------------------------------
     Municipal Bonds                                     1%             1%
--------------------------------------------------------------------------------
     CMO Residuals                                       1%             1%
--------------------------------------------------------------------------------
     Asset-Backed Securities                             1%             0%
--------------------------------------------------------------------------------

    The most significant shift in the Trust's portfolio over the six months has been an increased exposure to the corporate debt sector and a corresponding decrease in allocations to mortgage pass-through securities. Since first obtaining the broadened investment authority from shareholders in May 1995 to purchase and hold investment grade corporate debt, the Trust has increased its holdings of these securities to 8% as of year end. The Trust may continue to increase its allocation to corporate debt securities upon opportunity, as these securities offer a higher degree of cash flow stability and call protection than mortgage securities, and could provide the Trust with a more stable income over time. BlackRock Financial Management remains confident in the Trust's ability to return $10 per share to shareholders at its slated termination date in 2001.

    We look forward to managing the Trust in the coming year to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock 2001 Term Trust Inc. and extend our continued commitment to addressing your questions and concerns. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have questions which were not addressed in this report.

Sincerely,



Robert S. Kapito                         Keith T. Anderson
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                       The BlackRock 2001 Term Trust Inc.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                         BLK
--------------------------------------------------------------------------------
Initial Offering Date:                                 July 23, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 12/31/95:                       $7.625
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/95:                           $9.04
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/95 ($7.625)1:     5.90%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                  $0.0375
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:               $0.45
--------------------------------------------------------------------------------
1Yield on Closing Stock Price is  calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2Dividend not constant and is subject to change.

(LEFT COLUMN)
--------------------------------------------------------------------------------
The BlackRock 2001 Term Trust Inc.
Portfolio of Investments
December 31, 1995
(Unaudited)
--------------------------------------------------------------------------------
        Principal
         Amount                                                       Value
Rating*  (000)           Description                                 (Note 1)
--------------------------------------------------------------------------------
                         LONG-TERM INVESTMENTS-147.6%
                         Mortgage Pass-Throughs-56.3%
                         Federal Home Loan Mortgage
                           Corporation,
         $ 1,957           6.50%, 08/01/25 - 10/01/25 ............ $  1,935,236
           4,147           7.50%, 07/01/13 - 11/01/23 ............    4,251,881
          26,851           8.00%, 10/01/07 - 03/01/23 ............   27,819,075
          29,203           8.50%, 02/01/08 - 09/01/24 ............   30,624,536
          10,538(d)        8.60%, 05/01/02,
                             7 Year Multifamily ..................   10,966,205
                         Federal National Mortgage
                           Association,
         126,627@@         7.00%, 01/01/99 - 09/01/02,
                             7 Year ..............................  128,921,419
          34,152           7.00%, 01/01/99 - 01/01/22 ............   34,429,590
          11,176           7.50%, 08/01/99 - 06/01/02,
                             7 Year ..............................   11,438,301
           9,938           7.50%, 09/01/01,
                             7 Year Multifamily ..................   10,170,675
          26,946           7.50%, 09/01/07 - 10/01/23 ............   27,652,768
           6,621           7.66%, 01/01/01,
                             7 Year Multifamily ..................    6,969,181
          10,785           7.695%, 05/01/01,
                             Multifamily .........................   11,418,971
          11,492           7.79%, 02/01/01,
                             7 Year Multifamily ..................   12,151,633
          15,260           8.00%, 03/01/01,
                             7 Year Multifamily ..................   16,261,954
          46,640(d)        8.00%, 03/01/02 - 12/01/23 ............   48,021,430
           3,760           8.49%, 04/01/01,
                             7 Year Multifamily ..................    4,062,028
          12,812           8.50%, 11/01/03 - 09/01/10 ............   13,367,975
             112           8.50%, 09/01/09, 15 Year ..............      116,483
           2,473           8.69%, 04/01/21,
                             7 Year Multifamily ..................    2,676,179
           1,027           9.00%, 02/01/02, 7 Year ...............    1,046,492
           2,796           9.292%, 09/01/01,
                             7 Year Multifamily ..................    3,073,621
                         Government National
                           Mortgage Association,
          20,074           6.50%, 05/20/25 - 06/20/25,
                             1 Year CMT (ARM) ....................   21,037,933
         111,749  (d)      7.00%, 10/20/24 - 05/20/25,
                             1 Year CMT (ARM) ....................  113,719,183
          23,455           7.00%, 01/15/99 - 05/15/24 ............   23,733,324
          11,100           8.00%, 01/15/23 - 06/15/24 ............   11,564,523
          45,201           8.50%, 05/15/16 - 06/15/23 ............   47,793,777
          69,205           9.00%, 04/15/16 - 10/20/19 ............   73,804,162
          21,904           9.50%, 03/15/16 - 12/15/17 ............   23,640,859
                                                                   -------------
                                                                    722,669,394
                                                                   -------------


(RIGHT COLUMN)
--------------------------------------------------------------------------------
        Principal
         Amount                                                       Value
Rating*  (000)           Description                                 (Note 1)
--------------------------------------------------------------------------------
                         Multiple Class Mortgage
                           Pass-Throughs-19.5%
Aaa        1,440         Chase Mortgage Finance
                           Corporation, Series 1993-1,
                           Class 2, 07/25/23 .....................  $ 1,472,400
AAA          704         Collateralized Mortgage
                           Securities Corporation,
                           Series F, Class F-4A,
                           11/01/15 ..............................      710,141
AAA        2,578         Countrywide Funding
                           Corporation, Series 1994-I,
                           Class A-5, 07/25/09 ...................    2,573,785
                         Federal Home Loan Mortgage
                           Corporation, Multiclass
                           Mortgage Participation
                           Certificates,
              80           Series G-002, Class G-002-N,
                             03/25/22 (I) ........................    3,384,000
           4,672           Series 269, Class 269-1,
                             08/01/22 ............................    4,935,213
           4,000           Series 1161, Class 1161-H,
                             11/15/20 ............................    4,109,280
          15,334           Series 1184, Class 1184-G,
                             04/15/20 ............................   15,950,274
              72           Series 1185, Class 1185-C,
                             12/15/06 ............................    1,401,783
          28,105           Series 1261, Class 1261-H,
                             08/15/19 ............................   28,998,398
          15,794           Series 1264, Class 1264-GA,
                             01/15/21 ............................   16,640,716
          12,556           Series 1376, Class 1376-I,
                             10/15/03 ............................   13,367,620
          12,450           Series 1382, Class 1382-G,
                             09/15/19 ............................   12,668,373
           2,351           Series 1544, Class 1544-TM,
                             07/15/08 (ARM) ......................    2,333,064
           9,596           Series 1628, Class 1628-SJ,
                             12/15/23 (ARM) ......................    8,962,463
           4,648           Series 1704, Class 1704-S,
                             03/15/09 (ARM) ......................    4,099,150
          52,664           Series 1790, Class 1790-D,
                             11/15/23 (ARM) ......................      987,453
           8,166           Trust 1993-M2, Class M2-H,
                             11/25/03 ............................    8,177,637
          92,090           Trust 1993-202, Class 202-SL,
                             11/25/23 (ARM) ......................    5,554,200
          11,083           Trust 1995-W3, Class W3-A,
                             04/25/25 ............................   11,574,502

See Notes to Financial Statements.

(LEFT COLUMN)
--------------------------------------------------------------------------------
        Principal
         Amount                                                       Value
Rating*  (000)           Description                                 (Note 1)
--------------------------------------------------------------------------------
                         Multiple Class Mortgage
                           Pass-Throughs (cont'd)
                         Federal National Mortgage
                           Association, REMIC
                           Pass-Through Certificates,
         $ 5,489           Trust 1990-144,
                             Class 144-W, 12/25/20 ............... $  6,171,174
          12,000           Trust 1991-9, Class 9-J,
                             02/25/06 ............................   12,599,040
           8,075@          Trust 1992-G41,
                             Class G41-H, 01/25/19 ...............    8,251,625
          15,000           Trust 1992-121,
                             Class 121-SE, 02/25/23 ..............   15,589,350
          10,000           Trust 1992-122, Class 122-PJ,
                             06/25/19 ............................   10,337,300
           1,735           Trust 1993-58, Class 58-C,
                             04/25/23 (ARM) ......................    1,466,313
          13,911           Trust 1993-68, Class 68-PJ,
                             12/25/06 (I) ........................    1,486,718
           1,600           Trust 1993-71, Class 71-PG,
                             07/25/07 ............................    1,818,972
           1,585           Trust 1993-121, Class 121-SE,
                             02/25/23 (ARM) ......................    1,319,404
           4,786           Trust 1993-126, Class 126-B,
                             07/25/23 (P) ........................    4,222,897
          15,350           Trust 1993-152, Class 152-D,
                             08/25/23 (P) ........................   12,303,946
          43,752           Trust 1993-240, Class 240-PS,
                             09/25/12 (ARM) ......................    2,023,524
           8,207           Trust 1994-23, Class 23-SC,
                             08/25/04 (ARM) ......................    7,386,300
          24,473           Trust 1994-61, Class 61-DB,
                             09/25/24 ............................   17,812,101
                                                                   ------------
                                                                    250,689,116
                                                                   ------------
                           Commercial Mortgage Backed
                             Securities-2.2%
BBB       10,000           CBA Mortgage Corporation,
                             Series 1993-C-1, Class D,
                             12/25/03 ............................   10,065,787
A          1,250           Gentra Capital Commercial
                             Real Estate, Series 1994-1,
                             Class 1-D, 07/25/28 .................    1,300,390
                           Resolution Trust Corporation,
AA-        7,498             Series 1992-C6, Class B,
                               07/25/24 ..........................    7,664,082
A          5,852             Series 1994-C2, Class D,
                               04/25/25 ..........................    6,016,102
BBB        3,000             Series 1995-C1, Class D,
                               02/25/27 ..........................    2,860,312
                                                                   ------------
                                                                     27,906,673
                                                                   ------------
                           Corporate Bonds-11.8%
                           Banking and Finance-6.7%
BBB+       1,300           Amsouth Bancorporation,
                             6.75%, 11/01/25 .....................    1,372,540
                           Associates Corporation,
AA-        5,000             6.68%, 07/25/00 .....................    5,169,400
AA-        5,000             7.46%, 03/28/00 .....................    5,296,875




(RIGHT COLUMN)
--------------------------------------------------------------------------------
        Principal
         Amount                                                       Value
Rating*  (000)           Description                                 (Note 1)
--------------------------------------------------------------------------------
A+       $ 6,750         Goldman Sachs Group LP,
                           6.20%, 12/15/00 ....................... $  6,795,997
BBB+       5,000         Great Western Financial
                           Corporation,
                           6.375%, 07/01/00 ......................    5,072,150
                         Household Finance
                           Corporation,
A          7,000           6.65%, 05/26/98 .......................    7,146,160
A          4,000           7.45%, 04/01/00 .......................    4,230,360
BBB+       5,700         Meridian Bancorp
                           Incorporated,
                           6.625%, 06/15/00 ......................    5,852,076
                         Salomon Incorporated,
BBB+       8,000           7.59%, 01/28/00 .......................    8,333,200
BBB        4,500           7.75%, 05/15/00 .......................    4,683,460
                         Smith Barney Holdings
                           Incorporated,
A-         3,000           6.00%, 03/15/97 .......................    3,012,060
A-         3,000           6.625%, 06/01/00 ......................    3,081,690
A-         3,600           7.00%, 05/15/00 .......................    3,738,153
A-         6,500           7.98%, 03/01/00 .......................    6,968,585
A         15,000         Transamerica Finance
                           Corporation,
                           6.75%, 06/01/00 .......................   15,472,570
                                                                   ------------
                                                                     86,225,276
                                                                   ------------
                         Industrial-4.5%
A-        20,600         General Motors Acceptance
                           Corporation, 6.125%,
                           09/18/98 ..............................   20,803,940
                         RJR Nabisco Brands
                           Incorporated,
BBB        9,000           8.00%, 01/15/00 .......................    9,566,100
BBB-       6,000           8.00%, 07/15/01 .......................    6,110,966
BBB-       5,000         Royal Caribbean Cruises
                           Limited, 7.125%, 09/18/02 .............    5,090,605
                         Sears Roebuck & Company,
BBB        4,250           6.50%, 06/15/00 .......................    4,347,878
BBB        5,000           7.29%, 04/24/00 .......................    5,248,010
BBB-       5,900         Tenneco Credit Corporation,
                           9.625%, 08/15/01 ......................    6,851,842
                                                                   ------------
                                                                     58,019,341
                                                                   ------------
                         Yankee-0.6%
AA+        3,350         African Development,
                           8.825%, 05/01/01 ......................    3,769,962
AAA        3,000         European Investment Bank,
                           8.875%, 03/01/01 ......................    3,400,456
                                                                   ------------
                                                                      7,170,418
                                                                   ------------

See Notes to Financial Statements.

(LEFT COLUMN)
--------------------------------------------------------------------------------
        Principal
         Amount                                                       Value
Rating*  (000)           Description                                 (Note 1)
--------------------------------------------------------------------------------

                         Asset-Backed Securities-0.8%
AAA      $10,462         Nationsbank Auto Grantor Trust,
                           Series 1995-A, Class A, 5.85% ......... $ 10,534,312
                                                                   ------------
                         Stripped Mortgage-Backed
                           Securities-12.1%
Aaa           83         CMO Mortgage Investors Trust,
                           Collateralized Mortgage
                           Obligations, Trust 7, Series P,
                           09/22/21 (I/O) ........................    2,087,394
                         Collateralized Mortgage Securities
                           Corporation,
AAA           25           Series 1990-5, Class 5-L,
                             09/20/20 (I/O) ......................      430,080
AAA           61           Series 1991-9, Class M,
                             11/20/21 (I/O) ......................      826,865
                         Federal Home Loan Mortgage
                           Corporation,
              86           Series 113, Class 113-N,
                             05/15/21 (I/O) ......................    1,902,767
             135           Series 181, Class 181-F,
                             07/15/21 (I/O) ......................    2,193,750
              76           Series 1018, Class 1018-I,
                             11/15/20 (I/O) ......................    2,237,625
              21           Series 1125, Class 1125-F,
                             08/15/21 (I/O) ......................      495,139
              28           Series 1189, Class 1189-I,
                             01/15/22 (I/O) ......................      677,797
              28           Series 1190, Class 1190-V,
                             01/15/22 (I/O) ......................      791,032
              47           Series 1274, Class 1274-Y,
                             05/15/22 (I/O) ......................    1,126,406
              49           Series 1283, Class 1283-X,
                             06/15/22 (I/O) ......................    1,159,112
             575           Series 1382, Class 1382-LB,
                             10/15/22 (I/O) ......................    4,951,647
             130           Series 1404, Class 1404-E,
                             01/15/06 (I/O) ......................    2,023,749
              30           Series 1418, Class 1418-K,
                             06/15/22 (I/O) ......................    1,830,000
           9,150           Series 1498, Class 1498-L,
                             04/15/23 (I/O) ......................    3,042,375
           9,082           Series 1662, Class 1662-PO,
                             01/15/09 (P/O) ......................    6,797,496
          42,760           Series 1696, Class 1696-B,
                             11/15/23 (P/O) ......................   24,533,427
           3,271           Series 1721, Class 1721-OC,
                             05/15/24 (P/O) ......................    2,180,345
                         Federal National Mortgage
                           Association,
           2,850           Series 1989-28, Class 28-B,
                             09/25/17 (P/O) ......................    2,329,474




(RIGHT COLUMN)
--------------------------------------------------------------------------------
        Principal
         Amount                                                       Value
Rating*  (000)           Description                                 (Note 1)
--------------------------------------------------------------------------------

           $  34           Series 1991-G46, Class G46-K,
                             12/15/09 (I/O) ......................  $   902,352
           3,283           Series 1992-G55, Class G55-D,
                             11/25/17 (P/O) ......................    1,500,922
             924           Series 1991-167, Class 167-B,
                             10/25/17 (P/O) ......................      554,982
           4,015           Trust 1, Class 2, 02/01/17 (I/O) ......      985,176
           3,712           Trust 2, Class 2, 02/01/17 (I/O) ......      954,728
           5,141           Trust 3, Class 1, 02/01/17 (P/O) ......    4,132,295
           3,776           Trust 5, Class 1, 09/01/17 (P/O) ......    2,986,198
          10,860           Trust 9, Class 2, 02/01/17 (I/O) ......    2,606,516
          10,918           Trust 14, Class 2,
                             02/01/17 (I/O) ......................    2,606,645
           1,026           Trust 58, Class 2,
                             12/01/18 (I/O) ......................      264,444
           2,182           Trust 60, Class 1,
                             01/01/19 (P/O) ......................    1,787,081
          18,709           Trust 225, Class 1,
                             02/01/23 (P/O) ......................   14,949,800
          68,758           Trust 226, Class 2,
                             06/01/23 (I/O) ......................   16,502,028
              28           Trust 1990-76, Class 76-N,
                             07/25/20 (I/O) ......................      727,659
              36           Trust 1990-106, Class 106-K,
                             09/25/20 (I/O) ......................      882,790
          17,225           Trust 1990-160, Class 106-PM,
                             06/01/22 (I/O) ......................    4,327,902
             175           Trust 1991-11, Class 11-E,
                             02/25/21 (I/O) ......................    4,898,861
              38           Trust 1991-17, Class 17-H,
                             03/25/21 (I/O) ......................    1,004,121
              16           Trust 1991-29, Class 29-J,
                             04/25/21 (I/O) ......................      433,680
              75           Trust 1991-40, Class 40-K,
                             06/25/21 (I/O) ......................    1,225,939
              49           Trust 1991-80, Class 80-Q,
                             07/25/21 (I/O) ......................    1,181,718
              56           Trust 1991-113, Class 113-H,
                             09/25/21 (I/O) ......................    2,715,377
              59           Trust 1991-160, Class 160-PM,
                             12/25/21 (I/O) ......................    1,755,310
              50           Trust 1991-164, Class 164-PM,
                             12/25/21 (I/O) ......................    1,700,000
          17,355           Trust 1992-G45, Class G45-B,
                             08/25/22 (I/O) ......................    3,904,842
             110           Trust 1992-131, Class 131-JC,
                             06/25/21 (I/O) ......................    3,052,500
             400           Trust 1992-180, Class 180-MA,
                             10/25/22 (I/O) ......................   12,842,569
           4,703           Trust 1994-53, Class 53-EA,
                             11/25/23 (P/O) ......................    2,686,540
AAA        6,455         Residential Funding Corporation,
                           Trust 1992-66, Class S6-A11,
                           02/25/22 (I/O) ........................       63,545
                                                                   ------------
                                                                    155,753,000
                                                                   ------------

See Notes to Financial Statements.

(LEFT COLUMN)
--------------------------------------------------------------------------------
        Principal
         Amount                                                       Value
Rating*  (000)           Description                                 (Note 1)
--------------------------------------------------------------------------------

                         Collateralized Mortgage
                           Obligation Residuals**-0.3%
         $     3         Federal Home Loan Mortgage
                           Corporation, Multiclass
                           Mortgage Participation
                           Certificates, Series 1017,
                           Class 1017 (REMIC), 11/15/20 ..........  $   493,300
AAA           10         Fleet Mortgage Securities, Inc.,
                           Series 1989-3, Class R,
                           09/01/19# .............................      779,527
AAA       10,000         Residential Resources
                           Incorporated, Mortgage
                           Collateral Bond, Series 9,
                           Class 1XF, 10/01/18# ..................    1,513,045
AAA          499         Shearson Lehman Brothers,
                           Series F, Class R, 02/20/18# ..........      818,016
AAA       10,000         Smith Barney Mortgage Capital
                           Trust, Series 10, Class R,
                           10/01/19# .............................      297,047
                                                                   ------------
                                                                      3,900,935
                                                                   ------------
                         U.S. Government Security-10.6%
         120,750(d)(d)   U.S. Treasury Bonds,
                           6.875%, 8/15/25 .......................  136,183,058
                                                                   ------------
                         Taxable Zero Coupon Bonds-32.8%
                           Financing Corporation
                             (FICO Strips),
           5,311             02/08/01 ............................    3,999,289
           4,472             03/26/01 ............................    3,342,641
           1,660             04/05/01 ............................    1,241,348
           7,334             05/02/01 ............................    5,444,395
           2,513             05/11/01 ............................    1,868,843
           2,000             06/03/01 ............................    1,462,300
          22,134             06/06/01 ............................   16,397,310
          26,270             06/27/01 ............................   19,398,556
           5,311             08/08/01 ............................    3,880,110
           8,980             09/07/01 ............................    6,552,886
           4,472             09/28/01 ............................    3,242,826
           5,068             10/05/01 ............................    3,678,202
          13,000             10/06/01 ............................    9,401,600
           3,667             11/02/01 ............................    2,641,230
           1,259             11/11/01 ............................      908,671
           5,600             12/27/01 ............................    4,013,016
                           Government Trust Certificates,
           2,500             11/15/99 ............................    2,029,100
          20,960             11/15/01 ............................   14,712,939
           6,597             05/15/02 ............................    4,639,076
           4,000             11/15/02 ............................    2,720,600
          28,900           U.S. Treasury Obligation,
                             11/15/01 ............................   20,445,016
                           U.S. Treasury Receipt,
         100,000(d)(d)       02/15/01 ............................   76,144,000
         187,000(d)(d)       05/15/01 ............................  140,371,550
          58,000(d)          05/15/01 ............................   43,571,920
          39,499             11/15/01 ............................   28,670,013
                                                                   ------------
                                                                    420,777,437
                                                                   ------------





(RIGHT COLUMN)
--------------------------------------------------------------------------------
        Principal
         Amount                                                       Value
Rating*  (000)           Description                                 (Note 1)
--------------------------------------------------------------------------------
                         Municipal Bonds-1.2%
AAA     $  1,000         Kern County California Pension
                           Obligation, 6.27%, 08/15/01 ...........$   1,012,500
AAA        2,035         Long Beach California Pension
                           Obligation, 6.45%, 09/01/01 ...........    2,077,979
AAA        6,000         Los Angeles County
                           California Pension, Series D,
                           6.38%, 06/30/01 .......................    6,104,220
AAA        6,885         Massachusetts Housing
                           Finance Agency, Series 1991-B,
                           Class B, 6.85%, 10/01/20 ..............    6,814,405
                                                                 --------------
                                                                     16,009,104
                                                                 --------------
                         Total investments before
                           investments sold
                           short-147.6%
                           (cost $1,906,517,779) .................1,895,838,064
                                                                 --------------
                         INVESTMENTS SOLD SHORT-(5.2%)
          35,931          U.S. Treasury Bonds,
                            7.50%, 11/15/24 ......................  (43,190,140)
          21,000          U.S. Treasury Notes,
                            7.875%, 11/15/04 .....................  (24,307,500)
                                                                 --------------
                          Total investments sold short
                            (proceeds $57,444,889) ...............  (67,497,640)
                                                                 --------------
                          Total investments net of
                            investments sold
                            short-142.4% .........................1,828,340,424
                          Liabilities in excess of other
                            assets-(42.4%) ....................... (544,139,938)
                                                                 --------------
                          NET ASSETS-100% ...................... $1,284,200,486
                                                                 ==============

------------
      *Using the higher of Standard & Poor's or Moody's rating.
     **Illiquid securities representing 0.21% of portfolio assets.
      #Private placements restricted as to resale.
    (d)Partial principal amount pledged as collateral for reverse repurchase agreements.
 (d)(d)Entire principal amount pledged as collateral for reverse repurchase agreements.
      @Entire principal amount pledged as collateral for futures transactions. @@Includes mortgage dollar roll of $113,011,320, see Note 4.


      -----------------------------------------------------------------
                              KEY TO ABBREVIATIONS
               ARM   -Adjustable Rate Mortgage.
               CMO   -Collateralized Mortgage Obligation.
               I     -Denotes CMO with Interest Only Characteristics.
               I/O   -Interest Only.
               P     -Denotes CMO with Principal Only Characteristics.
               P/O   -Principal Only.
               REMIC -Real Estate Mortgage Investment Conduit.
      -----------------------------------------------------------------

See Notes to Financial Statements.

(LEFT COLUMN)
--------------------------------------------------------------------------------
The BlackRock 2001 Term Trust Inc.
Statement of Assets and Liabilities
December 31, 1995
(Unaudited)
--------------------------------------------------------------------------------
Assets
Investments, at value
  (cost $1,906,517,779) (Note 1) .............................  $1,895,838,064
Cash .........................................................          49,117
Deposits with brokers as collateral for
  investments sold short (Note 1) ............................      69,881,658
Interest receivable ..........................................      15,612,056
Receivable for investments sold ..............................       8,061,923
Due from broker-variation margin .............................         340,591
Unrealized appreciation on interest rate floor
  (Notes 1 & 3) ..............................................         126,034
Deferred organization expenses and
  other assets ...............................................          17,374
                                                                --------------
                                                                 1,989,926,817
                                                                --------------
Liabilities
Reverse repurchase agreements (Note 4) .......................     458,391,213
Dollar roll payable (Note 4) .................................     113,011,320
Investments sold short, at value
  (proceeds $57,444,889) (Note 1) ............................      67,497,640
Payable for investments purchased ............................      62,934,169
Interest payable .............................................       1,973,342
Dividends payable ............................................         734,820
Advisory fee payable (Note 2) ................................         429,913
Administration fee payable (Note 2) ..........................         107,478
Accrued excise tax ...........................................          90,000
Other accrued expenses .......................................         556,436
                                                                --------------
                                                                   705,726,331
                                                                --------------
Net Assets                                                      $1,284,200,486
                                                                ==============
Net assets were comprised of:
  Common stock, at par (Note 5) ..............................   $   1,420,106
  Paid-in capital in excess of par ...........................   1,338,223,236
                                                                --------------
                                                                 1,339,643,342
                                                                --------------
  Undistributed net investment income ........................      16,225,070
  Accumulated net realized loss ..............................     (52,629,975)
  Net unrealized depreciation ................................     (19,037,951)
                                                                --------------
  Net assets, December 31, 1995 ..............................  $1,284,200,486
                                                                ==============
Net asset value per share:
  ($1,284,200,486 / 142,010,583 shares of
  common stock issued and outstanding) .......................           $9.04
                                                                         =====
See Notes to Financial Statements.


RIGHT COLUMN
-------------------------------------------------------------------------------
The BlackRock 2001 Term Trust Inc.
Statement of Operations
For the Six Months Ended December 31, 1995
(Unaudited)
-------------------------------------------------------------------------------

Net Investment Income
Income
  Interest (including net accretion of discount
    of $4,870,335 and net of interest expense
    of $16,375,533) ..........................................     $48,144,833
                                                                   -----------
Operating expenses
  Investment advisory ........................................       2,506,164
  Administration .............................................         626,541
  Custodian ..................................................         299,532
  Reports to shareholders ....................................         263,277
  Transfer agent .............................................          70,060
  Audit ......................................................          43,236
  Directors ..................................................          38,117
  Legal ......................................................          21,520
  Miscellaneous ..............................................          27,202
                                                                   -----------
    Total operating expenses .................................       3,895,649
  Net investment income before excise tax ....................      44,249,184
  Excise tax .................................................          90,000
                                                                   -----------
  Net investment income ......................................      44,159,184
                                                                   -----------

Realized and Unrealized Gain (Loss) on
  Investments (Note 3)
Net realized gain (loss) on:
  Investments ................................................      10,597,589
  Short sales ................................................      (8,647,120)
  Futures ....................................................       2,440,659
                                                                   -----------
                                                                     4,391,128
                                                                   -----------
Net change in unrealized appreciation
  (depreciation) on:
  Investments ................................................      30,782,149
  Short sales ................................................      (3,212,234)
  Futures ....................................................       1,643,294
                                                                   -----------
                                                                    29,213,209
                                                                   -----------
Net gain on investments ......................................      33,604,337
                                                                   -----------

Net Increase in Net Assets
  Resulting from Operations ..................................     $77,763,521
                                                                   ===========
See Notes to Financial Statements.

(LEFT COLUMN)
-------------------------------------------------------------------------------
The BlackRock 2001 Term Trust Inc.
Statement of Cash Flows
For the Six Months Ended December 31, 1995
(Unaudited)
-------------------------------------------------------------------------------
Increase (Decrease) in Cash
Cash flows provided by operating activities:
  Interest received, net of interest purchased ...............  $   60,576,342
  Operating expenses and excise taxes paid ...................      (3,859,982)
  Interest expense paid ......................................     (16,501,394)
  Purchase of long-term portfolio investments ................  (2,610,408,833)
  Sale of long-term portfolio investments ....................   2,630,263,129
  Other ......................................................         111,836
                                                                --------------
  Net cash flows provided by operating
    activities ...............................................      60,181,098
                                                                --------------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ..................     (30,943,381)
  Dividends paid .............................................     (32,200,820)
                                                                --------------
  Net cash flows used for financing
    activities ...............................................     (63,144,201)
                                                                --------------
Net decrease in cash .........................................      (2,963,103)
Cash at beginning of period ..................................       3,012,220
                                                                --------------
Cash at end of period ........................................  $       49,117
                                                                ==============
Reconciliation of Net Increase in Net
Assets Resulting from Operations to Net
Cash Flows Provided by Operating Activities
Net increase in net assets resulting from
  operations .................................................  $   77,763,521
                                                                --------------
Increase in investments ......................................     (85,866,952)
Net realized gain ............................................      (4,391,128)
Decrease in unrealized depreciation ..........................     (29,213,209)
Increase in unrealized appreciation on
  interest rate floor ........................................        (126,034)
Increase in interest receivable ..............................      (3,944,024)
Decrease in receivable for investments sold ..................      83,323,247
Increase in broker-variation margin ..........................        (327,218)
Decrease in deposits with brokers ............................      10,364,217
Decrease in deferred and prepaid assets ......................         111,836
Decrease in dollar roll payable ..............................     (14,941,180)
Increase in payable for investments purchased ................      39,028,213
Decrease in payable for securities
  sold short .................................................     (11,599,997)
Decrease in interest payable .................................        (125,861)
Increase in accrued excise tax................................          90,000
Increase in accrued expenses and other
  liabilities ................................................          35,667
                                                                --------------
  Total adjustments ..........................................     (17,582,423)
Net cash flows provided by operating
  activities .................................................   $  60,181,098
                                                                ==============



(RIGHT COLUMN)
-------------------------------------------------------------------------------
The BlackRock 2001 Term Trust Inc.
Statements of Changes
in Net Assets
(Unaudited)
-------------------------------------------------------------------------------

                                                 Six Months           Year
                                                   Ended             Ended
                                              December 31, 1995   June 30, 1995
                                              -----------------   -------------
Increase (Decrease) in
Net Assets

Operations:

Net investment income ........................  $  44,159,184    $  86,059,039

Net realized gain (loss)
  on investments, short
  sales and futures ..........................      4,391,128      (33,684,786)

Net change in unrealized
  appreciation
  (depreciation) on
  investments, short
  sales and futures ..........................     29,213,209       92,654,488
                                               --------------   --------------

Net increase
  in net assets resulting
  from operations ............................     77,763,521      145,028,741

Dividends from net
  investment income ..........................    (31,952,284)     (88,759,294)
                                               --------------   --------------


Net increase .................................     45,811,237       56,269,447

Net Assets

Beginning of period ..........................  1,238,389,249    1,182,119,802
                                               --------------   --------------

End of period ................................ $1,284,200,486   $1,238,389,249
                                               ==============   ==============

See Notes to Financial Statements.

------------------------------------------------------------------------------
The BlackRock 2001 Term Trust Inc.
Financial Highlights
(Unaudited)
------------------------------------------------------------------------------
                                                                August 28,
                            Six Months                             1992*
                               Ended      Year Ended June 30,       to
                            December 31, ---------------------   June 30,
                                1995        1995        1994       1993
                            ----------  ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning
  of period ............... $     8.72  $     8.32  $     9.62  $     9.45
                            ----------  ----------  ----------  ----------
Net investment income
  (net of $0.12, $0.27,
  $0.12 and $0.04,
  respectively, of
  interest expense) .......       0.31        0.61        0.64        0.66

Net realized and unrealized
  gain (loss) on
  investments, short sales
  and futures .............       0.24        0.42       (1.23)       0.07
                            ----------  ----------  ----------  ----------
Net increase (decrease)
  from investment
  operations ..............       0.55        1.03       (0.59)       0.73
                            ----------  ----------  ----------  ----------
Dividends from net
  investment income .......      (0.23)      (0.63)      (0.71)      (0.54)
                            ----------  ----------  ----------  ----------
Capital charge with
  respect to issuance
  of shares ...............      -           -           -           (0.02)
                            ----------  ----------  ----------  ----------
Net asset value,
  end of period** ......... $     9.04  $     8.72  $     8.32  $     9.62
                            ==========  ==========  ==========  ==========
Market value,
  end of period** ......... $    7.625  $     7.50  $     8.00  $    9.375#
                            ==========  ==========  ==========  ==========
TOTAL INVESTMENT RETURN(d)       4.69%       1.61%     (7.73)%       4.99%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses(d)(d)(d)      0.62%(d)(d) 0.63%       0.67%       0.60%(d)(d)
Net investment income .....      7.03%(d)(d) 7.28%       6.97%       8.41%(d)(d)
SUPPLEMENTAL DATA:
Average net assets
  (in thousands) .......... $1,246,272  $1,181,411  $1,295,131  $1,327,571
Portfolio turnover ........       115%        107%         91%        210%
Net assets, end of period
  (in thousands) .......... $1,284,200  $1,238,389  $1,182,120  $1,366,284
Reverse repurchase
  agreements outstanding,
  end of period
  (in thousands) .......... $  458,391  $  489,335  $  395,559  $  498,618
Asset coverage@ ........... $    3,802  $    3,531  $    3,988  $    3,740

-------------
     *Commencement of investment operations.
    **Net asset value and market value published in The Wall Street Journal each
      Monday.
     #Net asset value immediately after the closing of the first public offering was $9.44.
   (d)Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the periods reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.
(d)(d)Annualized.
 (ddd)The ratios of expenses, including excise taxes, to average net assets were 0.63%, 0.63%, 0.68% and 0.64% for the periods indicated above, respectively.
     @Per $1,000 of reverse repurchase agreements outstanding.

      The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                        See Notes to Financial Statements.

(LEFT COLUMN)

-------------------------------------------------------------------------------
The BlackRock 2001 Term Trust Inc.
Notes to Financial Statements
(Unaudited)
-------------------------------------------------------------------------------
Note 1. Organization and Accounting Policies

The BlackRock 2001 Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about June 30, 2001 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust:

Securities Valuation: The Trust values mortgage-backed, asset-backed, and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

  Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized

(RIGHT COLUMN)

cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

    In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Selling/Purchasing: When the Trust sells (or purchases) an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written (or purchased). Premiums received or paid from writing (or purchasing) options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

(LEFT CLUMN)

    Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

    The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

Short Sales: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Securities Lending: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by

(RIGHT COLUMN)

collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended December 31, 1995.

Interest Rate Floors: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess if any, of a floating rate under a specified fixed rate.

    Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short term rates, which the Trust experiences primarily in the form of leverage.

    The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

Securities Transactions and Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes discount on securities purchased using the interest method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amount.

(LEFT COLUMN)

Dividends and Distributions: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, are distributed annually. Dividends and distributions are recorded on the ex-dividend date.

Deferred Organization Expenses: A total of $75,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced operations.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with the Adviser and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated.

    The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

    Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

    On February 28, 1995, the Adviser was acquired by PNC Bank, NA. Following the acquisition, the Adviser has become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended December 31, 1995 aggregated $2,170,969,174 and $2,083,379,972, respectively.

    The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1995, the Trust held 0.21% of its portfolio assets in illiquid securities including 0.18% of its portfolio assets in securities restricted as to resale.



(RIGHT COLUMN)

    The federal income tax basis of the Trust's investments at December 31, 1995 was the same as the basis for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $19,037,951 (gross unrealized appreciation-$40,485,145; gross unrealized depreciation-$59,523,096).

    For federal income tax purposes, the Trust had a capital loss carryforward at June 30, 1995 of approximately $24,284,000 of which $948,000 will expire in 2002, $19,902,000 will expire in 2001 and $3,434,000 will expire in 2000.
Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

    During the six months ended December 31, 1995, the Trust entered into financial futures contracts. Details of open contracts at December 31, 1995 are as follows:

                                      Value at        Value at
Number of             Expiration       Trade        December 31,    Unrealized
Contracts   Type         Date          Date             1995       Appreciation
---------   ----      ----------      --------      ------------  --------------
Long positions:
  990   30 yr. T-Bond  March 1996   $118,686,576    $120,254,062    $1,567,486
    1   10 yr. T-Note  March 1996   $118,113,599    $118,114,594    $1,567,995
                                                                   -----------
                                                                    $1,568,481
                                                                   ===========

    The Trust entered into two interest rate floors which settled on November 10, 1995 and November 14, 1995 with notional amounts of $5 million and $2 million, respectively. Under the agreements, the Trust receives the excess, if any, of one-month LIBOR over the fixed rates of 8.05% and 7.55%, respectively. These agreements terminate on May 25, 2001. At December 31, 1995 unrealized appreciation on the interest rate floors was $126,034.

Note 4.  Borrowings Reverse  Repurchase  Agreements:

The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

    The average daily balance of reverse repurchase agreements outstanding during the six months ended December 31, 1995, was approximately $467,370,000 at a weighted average interest rate of approximately 5.70%. The

(LEFT COLUMN)

maximum amount of reverse repurchase agreements outstanding at any month end during the six months ended December 31, 1995, was $458,391,213 as of December 31, 1995, which was 23.04% of total assets. The amount of reverse repurchase agreements outstanding at December 31, 1995 was $458,391,213, which was 23.04% of total assets.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

    The average monthly balance of dollar rolls outstanding during the six months ended December 31, 1995, was approximately $144,171,000. For the six months ended


(Right Column)

December 31, 1995, the maximum amount of dollar rolls outstanding at any month end was $191,759,700 as of September 30, 1995, which was 9.77% of total assets.

Note 5. Capital

There are 200 million shares of $.01 par value common stock authorized. Of the 142,010,583 common shares outstanding at December 31, 1995, the Adviser owned 10,583 shares.

    Offering costs ($2,053,045) incurred in connection with the underwriting of the Trust have been charged to paid-in capital in excess of par.

Note 6. Dividends

Subsequent to December 31, 1995, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.0375 per share payable January 31, 1996 and February 29, 1996 to shareholders of record on January 16, 1996 and February 15, 1996, respectively.

Note 7. Quarterly Data

------------------------------------------------------------------------------------------------------------------------------------
                                                      Net realized      Net increase
                                                          and            (decrease)
                                                       unrealized       in net assets        Dividends
                                    Net investment     gain (loss)     resulting from           and                      Period end
  Quarterly           Total             income       on investments       operations        Distributions    Share price  net asset
   period            income        Amount Per share  Amount Per share  Amount  Per share  Amount  Per share  High    Low    value
  ---------          ------        ----------------  ----------------  -----------------  -----------------  ------------   -------
January 1, 1993 to
 March 31, 1993    $32,023,760  $30,059,454 $0.21  $12,037,139 $0.09  $42,096,593 $0.30  $25,732,313  $0.18  $9-3/4  $9-1/8   $9.52
April 1, 1993 to
 June 30, 1993      32,157,575   29,884,747  0.21   10,907,071  0.08   40,791,818  0.29   25,732,313   0.18   9-5/8   9-1/4    9.62
July 1, 1993 to
 September 30, 1993 34,342,360   32,148,750  0.23  (17,558,331)(0.12)  14,590,419  0.11   25,732,301   0.18   9-5/8   9-1/4    9.54
October 1, 1993 to
 December 31, 1993  20,386,901   18,194,749  0.13  (34,715,022)(0.25) (16,520,273)(0.12)  34,309,726   0.24   9-3/4   9        9.18
January 1, 1994 to
 March 31, 1994     25,522,607   23,302,832  0.16  (90,128,903)(0.64) (66,826,071)(0.48)  16,565,515   0.12   9-3/8   8-1/8    8.60
April 1, 1994 to
 June 30, 1994      18,719,408   16,581,572  0.12  (31,418,089)(0.22) (14,836,517)(0.10)  23,964,277   0.17   8-5/8   7-3/4    8.32
July 1, 1994 to
 September 30, 1994 24,768,303   24,587,197  0.17  (14,674,730)(0.10)   9,912,467  0.07   23,964,278   0.17   8-1/4   7-3/8    8.23
October 1, 1994 to
 December 31, 1994  23,422,397   19,730,413  0.14  (21,121,487)(0.14)  (1,391,074) 0.00   23,964,272   0.17   7-7/8   7        8.05
January 1, 1995 to
 March 31, 1995     21,633,042   19,861,828  0.14   50,559,812  0.35   70,421,640  0.49   20,415,369   0.14   7-5/8   7-1/4    8.40
April 1, 1995 to
 June 30, 1995      23,732,271   21,879,601  0.16   44,206,107  0.31   66,085,708  0.47   20,415,375   0.15   8-1/4   7-1/2    8.72
July 1, 1995 to
 September 30, 1995 21,981,739   19,972,420  0.14     (808,514)(0.00)  19,163,906  0.14   15,976,191   0.12   7-3/4   7-1/4    8.74
October 1, 1995 to
 December 31, 1995  26,163,094   24,186,764  0.17   34,412,851  0.24   58,599,615  0.41   15,976,093   0.11   7-3/4   7-1/2    9.04
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                                 TAX INFORMATION
-------------------------------------------------------------------------------

    We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended December 31, 1995.

    During the calendar year ended December 31, 1995, the Trust paid aggregate dividends of $0.51252 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1995 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

    For the purpose of preparing your 1995 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1996.

-------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
-------------------------------------------------------------------------------

    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan below net asset value.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

    The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

-------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

    There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

-------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                               INVESTMENT SUMMARY
-------------------------------------------------------------------------------

The Trust's Investment Objective

The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about June 30, 2001 while providing high monthly income.


Who Manages the Trust?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds, on either the New York Stock Exchange or the American Stock Exchange, several open-end funds and separate accounts for more than 80 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, the nation's twelfth largest banking organization.


What Can the Trust Invest In?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.


What is the Adviser's Investment Strategy?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment in June of 2001. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 33-1/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

How Are the Trust's Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Boston Financial Data Services. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


Leverage Considerations in a Term Trust

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33-1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


Special Considerations and Risk Factors Relevant to Term Trusts

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Return of Initial Investment. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

Leverage. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Mortgage-Backed and Asset-Backed Securities. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

Corporate Debt Securities. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Zero Coupon Securities. Such securities receive no cash flows prior to maturity, therefore, interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Non-U.S Securities. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

-------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                                    GLOSSARY
-------------------------------------------------------------------------------


Adjustable Rate Mortgage-
Backed Securities (ARMs):       Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

Asset-Backed Securities:        Securities backed by various types of receivables such as automobile and credit card receivables.

Closed-End Fund:                Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange.
                                The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

Collateralized Mortgage
Obligations (CMOs):             Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

Discount:                       When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

Dividend:                       This is income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

Dividend Reinvestment:          Shareholders may elect to have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

FHA:                            Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:                          Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of
                                FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA:                           Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of
                                FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                           Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payments of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

Government Securities:          Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage
                                Association) and FHLMC (Federal Home Loan Mortgage Corporation).


Interest-Only Securities (I/O): Mortgage securities that receive only the interest  cash flows from an  underlying  pool of mortgage loans or underlying pass-through securities. Also known as a strip.

Market Price:                   Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Mortgage  Dollar Rolls:         A mortgage  dollar roll is a  transaction  in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar
                                (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

Mortgage Pass-Throughs:         Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.

Multiple-Class Pass-Throughs:   Collateralized Mortgage Obligations.

Net Asset Value (NAV):          Net asset value is the total market value of all securities  and other  assets  held by the  Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                                Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The New
                                York Times or The Wall Street Journal each Monday.

Principal-Only Securities(P/O): Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

Project Loans:                  Mortgages for multi-family, low- to middle-income housing.

Premium:                        When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC:                          A real estate mortgage  investment  conduit is a multiple-class  security backed by  mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae
                                REMICs are formed as trusts and are backed by mortgage-backed securities.

Residuals:                      Securities issued in connection with collateralized mortgage obligations  that  generally  represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

Reverse Repurchase
  Agreements:                   In a reverse repurchase  agreement,  the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

Stripped Mortgage-Backed
  Securities:                   Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distributions from underlying mortgage-backed securities.
                                IO's and PO's are examples of strips.

-------------------------------------------------------------------------------
                      BlackRock Financial Management, Inc.
                           Summary of Closed-End Funds
-------------------------------------------------------------------------------
Taxable Trusts
-------------------------------------------------------------------------------
                                                                   Termination
                                                 Stock Symbol         Date
                                                 ------------       ----------
Perpetual Trusts
The BlackRock Income Trust Inc. ....................  BKT               N/A
The BlackRock North American Government
   Income Trust Inc. ...............................  BNA               N/A

Term Trusts
The BlackRock 1998 Term Trust Inc. .................  BBT              12/98
The BlackRock 1999 Term Trust Inc. .................  BNN              12/99
The BlackRock Target Term Trust Inc. ...............  BTT              12/00
The BlackRock 2001 Term Trust Inc. .................  BLK              06/01
The BlackRock Strategic Term Trust Inc. ............  BGT              12/02
The BlackRock Investment Quality Term Trust Inc. ...  BQT              12/04
The BlackRock Advantage Term Trust Inc. ............  BAT              12/05
The BlackRock Broad Investment Grade 2009
   Term Trust Inc. .................................  BCT              12/09


Tax-Exempt Trusts
-------------------------------------------------------------------------------
                                                                   Termination
                                                 Stock Symbol         Date
                                                 ------------       ----------
Perpetual Trusts
The BlackRock Investment Quality Municipal
  Trust Inc. .......................................  BKN               N/A
The BlackRock California Investment Quality
  Municipal Trust Inc. .............................  RAA               N/A
The BlackRock Florida Investment Quality
  Municipal Trust ..................................  RFA               N/A
The BlackRock New Jersey Investment Quality
  Municipal Trust Inc. .............................  RNJ               N/A
The BlackRock New York Investment Quality
  Municipal Trust Inc. .............................  RNY               N/A

Term Trusts
The BlackRock Municipal Target Term Trust Inc. .....  BMN              12/06
The BlackRock Insured Municipal 2008 Term
  Trust Inc. .......................................  BRM              12/08
The BlackRock California Insured Municipal
  2008 Term Trust Inc. .............................  BFC              12/08
The BlackRock Florida Insured Municipal
  2008 Term Trust ..................................  BRF              12/08
The BlackRock New York Insured Municipal
  2008 Term Trust Inc. .............................  BLN              12/08
The BlackRock Insured Municipal Term Trust Inc. ....  BMT              12/10


    If you would like further  information  please call  BlackRock at (800)
           227-7BFM or consult with your financial advisor BlackRock

--------------------------------------------------------------------------------
                      BlackRock Financial Management, Inc.
                                   An Overview
--------------------------------------------------------------------------------

    BlackRock Financial Management Inc. (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on either the New York Stock Exchange or American Stock Exchange, several open-end funds and over 80 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, Ford Motor Company Pension Plan, General Electric Pension Trust and Unisys Corporation Master Trust.

    BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities market, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

    BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of propriety analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's propriety analytical tools are used for evaluating, investing in and designing investment strategies and portfolio of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

    BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA Rating by S&P and the first closed fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

    In view of our continued desire to provide a high level of service to all of our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

(Left column)

Directors
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein
Officers
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Kevin J. Mahoney, Assistant Treasurer
Karen H. Sabath, Secretary
Investment Adviser
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM
Administrator
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019
Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM
Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022

  This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of Trust shares.

  The accompanying financial statements as of December 31, 1995 were not audited and accordingly, no opinion is expressed on them.

                       The BlackRock 2001 Term Trust Inc.
                   c/o Mitchell Hutchins Asset Management Inc.
                                   15th Floor
                           1285 Avenue of the Americas
                               New York, NY 10019
                                 (800) 227-7BFM

                                                                 092477-10-8

(Right column)

The BlackRock
2001 Term Trust Inc.
---------------------
Semi-Annual Report
December 31, 1995